UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On April 28, 2016, United Community Financial Corp. (“UCFC”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 4, 2016, the voting record date, there were 47,634,899 UCFC shares outstanding and entitled to vote. At the Annual Meeting, 39,168,020, or 82.23%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b) (i) The following directors were elected at the Annual Meeting for a three year term to expire at the 2019 Annual Meeting of Shareholders based on the following vote:

	Number of Votes Cast:
	For	Withheld	Broker Non-Votes
Zahid Afzal	30,274,791	1,205,851	7,687,378
Patrick W. Bevack	30,295,598	1,185,044	7,687,378
Scott N. Crewson	30,308,021	1,172,621	7,687,378

Other directors whose term of office continued after the Annual Meeting:

Marty E. Adams

Lee Burdman

Scott D. Hunter

Richard J. Schiraldi

Gary M. Small

Ellen J. Tressel

(ii) With respect to the advisory vote to approve the compensation of UCFC’s named executive officers as disclosed in the proxy statement, the compensation was approved based on the following:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
29,459,511	1,679,508	341,623	7,687,378

(iii) The selection of Crowe Horwath LLP as the independent registered public accounting firm of UCFC for the current fiscal year was approved based on the following:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
37,920,609	1,204,975	42,436	N/A

(iv) The amendment to UCFC’s articles of incorporation to change the voting requirement for matters presented to shareholders from a majority of the shares outstanding requirement to a majority of the votes cast requirement was approved by shareholders based on the following vote:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
28,941,773	2,411,116	127,753	7,687,378

Section 8 – Other Events

Item 8.01 Other Events.

On April 28, 2016, the Board of Directors of UCFC authorized the repurchase of up to another 2,500,000 UCFC common shares. A copy of the press release announcing this repurchase program is attached as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99	Press release dated April 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra, General Counsel & Secretary

Date: May 2, 2016